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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 9, 2005
                                                           ------------

                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-21052                  35-1828377
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

555 Theodore Fremd Avenue, Rye, New York                                  10580
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(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------

                   ------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     As part of Jarden Corporation's ("Jarden") Annual Meeting of Stockholders
held on June 9, 2005 (the "Annual Meeting"), the stockholders approved the
Jarden Corporation Amended and Restated 2003 Stock Incentive Plan (the "Amended
and Restated Incentive Plan") The Amended and Restated Incentive Plan was
approved by Jarden's Board of Directors on February 16, 2005, subject to stockholder approval, and is effective as of June 9, 2005.

     A description of the terms of the Amended and Restated Incentive Plan can be found in Jarden's definitive proxy statement for the 2005 Annual Meeting of
Stockholders held on June 9, 2005, which was filed with the Securities and
Exchange Commission on May 9, 2005. The section of the definitive proxy statement entitled "Proposal 2 - Adoption and Approval of the Jarden Corporation
Amended and Restated 2003 Stock Incentive Plan" is incorporated by reference herein and a copy of the Amended and Restated Incentive Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03 Amendments to Article of Incorporation or Bylaws; Changes in Fiscal Year.

     As part of the Annual Meeting, the stockholders of Jarden, upon the recommendation of the Board of Directors of Jarden, also approved and adopted two amendments to the Company's Restated Certificate of Incorporation, as
amended.

     The first amendment was previously approved and adopted by the Board of
Directors of Jarden on February 16, 2005. This amendment increases the number of authorized shares of Common Stock, par value $.01 per share, of Jarden from
50,000,000 to 150,000,000. See Proposal 4 of Jarden's definitive proxy statement for a further description of this amendment.

     The second amendment was previously approved and adopted by the Board of
Directors of Jarden on September 15, 2004. The second amendment is to provide that certain restrictions on transactions with related parties in the Company's
Restated Certificate of Incorporation would not apply to Warburg Pincus and its affiliates until October 8, 2009, unless Warburg Pincus together with its affiliates and associates beneficially owns more than 30% of the voting stock of
Jarden. See Proposal 6 of the Jarden's definitive proxy statement for a further description of this amendment.

     A copy of the Certificate of Amendment to the Restated Certificate of
Incorporation of Jarden, which was filed with the Secretary of State of the
State of Delaware on June 9, 2005, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

     As part of the Annual Meeting, the Company announced that it had received stockholder approval for the conversion of its outstanding Series C Mandatory
Convertible Participating

Preferred Stock ("Series C Preferred Stock") into both Jarden's common stock, par value $0.01 per share ("Common Stock") and Series B Convertible
Participating Preferred Stock ("Series B Preferred Stock"). The Series C
Preferred Stock was converted into approximately 975,000 shares of Common Stock and approximately 175,500 shares of Series B Preferred Stock in accordance with the terms of the Certificate of Designations of Powers, Preferences and Rights
of the Series C Preferred Stock. Upon conversion, all of the issued and outstanding Series C Preferred Stock was retired and all certificates representing the Series C Preferred Stock were cancelled. See Proposal 5 of the
Jarden's definitive proxy statement for a further description with respect to the conversion of the Series C Preferred Stock.

On June 9, 2005, the Company also issued a press release announcing that its
Board of Directors had declared a three-for-two stock split on the Company's
Common Stock in the form of a stock dividend of one additional share of common stock for every two shares of Common Stock payable on July 11, 2005, to holders of record as of the close of business on June 20, 2005. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit        Description
-------        -----------

3.1            Certificate of Amendment to the Restated Certificate of
               Incorporation of Jarden Corporation.

10.1           Jarden Corporation Amended and Restated 2003 Sock Incentive Plan
               (filed as Appendix C to the registrant's definitive proxy
               statement filed May 9, 2005 and incorporated herein by
               reference).

99.1           Press Release of Jarden Corporation, dated June 9, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2005

                                      JARDEN CORPORATION

                                  By: /s/ Desiree Destefano
                                      ------------------------------------------
                                      Name: Desiree DeStefano
                                      Title: Executive Vice President of Finance

                                  EXHIBIT INDEX

                     Number               Exhibit
                     ------               -------

                     3.1                  Certificate of Amendment to the
                                          Restated Certificate of Incorporation
                                          of Jarden Corporation.

                     10.1                 Jarden Corporation Amended and
                                          Restated 2003 Sock Incentive Plan
                                          (filed as Appendix C to the
                                          registrant's definitive proxy
                                          statement filed May 9, 2005 and
                                          incorporated herein by reference).

                     99.1                 Press Release of Jarden Corporation,
                                          dated June 9, 2005.